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                                                                   Exhibit 10.17

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made as of September 2, 1998 by and between North Coast Energy, Inc., a Delaware corporation ("Borrower"), and ING (U.S.) Capital Corporation, as Agent and as a Lender (herein called "Agent"), and the other Lenders from time to time parties to the Credit Agreement,

                              W I T N E S S E T H:

         WHEREAS, Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of February 9, 1998, as amended by that certain First Amendment to Credit Amendment dated as of May 29, 1998 (as so amended, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make loans to Borrower as therein provided; and

         WHEREAS, Borrower, Agent, and Lenders desire to amend the Original Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

         Section 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

         "AMENDMENT" means this Second Amendment to Credit Agreement.

         "CREDIT AGREEMENT" means the Original Agreement as amended hereby.




                                   ARTICLE II.
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                        AMENDMENTS TO ORIGINAL AGREEMENT

         Section 2.1. PREPAYMENTS. The first paragraph of Section 2.7(c) of the Original Agreement is hereby amended to change the reference of "September 4, 1998" to "September 30, 1998".

         Section 2.2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when and only when this Amendment has been executed by Agent, Borrower, and the Partnerships.

         Section 2.3. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Agent to enter into this Amendment, Borrower represents and warrants to Agent that the representations and warranties contained in Article V of the of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

                                  ARTICLE III.

                                  MISCELLANEOUS

         Section 3.1. RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         Section 3.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Agent shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

         Section 3.3. LOAN DOCUMENTS. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

         Section 3.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

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         Section 3.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                        NORTH COAST ENERGY, INC.



                                        By:    /s/ Charles M. Lombardy, Jr.
                                           -------------------------------------
                                             Name:  Charles M. Lombardy, Jr.
                                             Title:     Chief Executive Officer


                                        ING (U.S.) CAPITAL CORPORATION



                                        By:    /s/ Frank Ferrara
                                           -------------------------------------
                                             Name:
                                             Title:


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                              CONSENT AND AGREEMENT

         North Coast Operating Company (the "Company") and each of the partnerships party hereto (the "Partnerships") hereby consent to the provisions of this Amendment and the transactions contemplated herein, and agrees that the Company's and the Partnerships' obligations and covenants under the Credit Agreement are unimpaired hereby and shall remain in full force and effect.

Date: September 2, 1998

         NORTH COAST OPERATING COMPANY


         By:   /s/ Charles M. Lombardy, Jr.
              ------------------------------
              Name: Charles M. Lombardy, Jr.
              Title:   Chief Executive Officer


         Capital Drilling Fund
         1986-1 Limited Partnership

         North Coast Energy/Capital 1987-1
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy/Capital 1987-2
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy/Capital 1988-1
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy/Capital 1988-2
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1989 Appalachian
         Public Drilling Program L.P.

         North Coast Energy 1990-1
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1990-2
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1990-3
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1991-1
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1991-2
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1991-3
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1992-1
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1992-2
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1992-3
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1993-1
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1993-2
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1993-3
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1994-1
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1994-2
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1994-3
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1995-1
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1995-2
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1996-1
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1996-2
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1997-1
         Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1997-2
         Appalachian Private Drilling
         Program L.P.


         By:   NORTH COAST ENERGY, INC., general partner



                 By:______________________________
                     Name:
                     Title:




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